Exhibit 99.1

American Outdoor Brands TM NASDAQ: AOUT INVESTOR PRESENTATION December 2022

LEGAL SAFE HARBOR Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this presentation, including statements regarding our future operating results, future financial position, business strategy, objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “suggests,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our suppliers’ ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products including delivery of product stemming from port congestion and related transportation challenges; lower levels of consumer spending in general and specific to our products or product categories; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers and freight carriers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, product components, and raw materials; our ability to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our ability to continue to expand our e-commerce business; our ability to compete in a highly competitive market; our dependence on large customers; our ability to attract and retain talent; an increase of emphasis on private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the potential for product recalls, product liability, and other claims or lawsuits against us; our ability to protect our intellectual property; inventory levels, both internally and in the distribution channel, in excess of demand; our ability to identify acquisition candidates, to complete acquisitions of potential acquisition candidates, to integrate acquired businesses with our business, to achieve success with acquired companies, and to realize the benefits of acquisitions in a manner consistent with our expectations; the performance and security of our information systems; our ability to comply with any applicable foreign laws or regulations and the effect of increased protective tariffs; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the effect of political pressures on firearm laws and regulations; the potential impact on our business and operations from the results of federal, state, and local elections and the policies that may be implemented as a result thereof; our ability to realize the anticipated benefits of being a separate, public company; future investments for capital expenditures, liquidity and anticipated cash needs and availability; the potential for impairment charges; estimated amortization expense of intangible assets for future periods; actions of social or economic activists that could, directly or indirectly, have an adverse effect on our business; disruptions caused by social unrest, including related protests or disturbances; our assessment of factors relating to the valuation of assets acquired and liabilities assumed in acquisitions, the timing for such evaluations, and the potential adjustment in such evaluations; and, other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022. © 2022 American Outdoor Brands, Inc. All Rights Reserved 2 AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

American Outdoor Brands TM Q2 FY23 Highlight

DISCIPLINED EXECUTION OF LONG-TERM VALUE CREATION STRATEGY Q2 FY23 Achievements AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) 1 ORGANIC GROWTH PATH TO $400M+ - Net sales growth of over 14% vs. pre-COVID Q2 FY20 - E-commerce growth of 171.3% vs. Q2 FY20 - MEAT! Your Maker TTM net sales of $8.7M - Multiple new product launches 2 M&A SEEK TARGETS THAT MEET OUR IDEAL CRITERIA - Grilla facilities consolidation effectively completed 3 RETURN CAPITAL TO SHAREHOLDERS SHARE REPURCHASE PROGRAM - $10M Stock Buyback Program announced Sept 2022 - $750K purchased in Q2 with an average price of $8.9 © 2022 American Outdoor Brands, Inc. All Rights Reserved 4

SUSTAINED LONG-TERM GROWTH AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

Demonstrated Net Sales Growth Mix Shift Toward Outdoor Lifestyle • Outdoor Lifestyle Net Sales ‒ Q2 FY23 vs Q2 FY22: -12.8% ‒ Q2 FY23 vs Q2 FY20 (pre-pandemic): +22.5% • Expected to be a growing percentage of business over time • Growth supported by: ‒ Fishing (BUBBA) ‒ Land management (Hooyman) ‒ Meat processing (MEAT! Your Maker) ‒ Outdoor cooking (Grilla) • Shooting Sports Net Sales ‒ Q2 FY23 vs Q2 FY22: -32.9% ‒ Q2 FY23 vs Q2 FY20 (pre-pandemic): +5.0% • Growth opportunity in shooting sports focused on expanding into large, stable categories including: ‒ Shotgun sports (Caldwell) ‒ Reloading (Frankford Arsenal) ‒ Optics (Crimson Trace) ‒ Hand Tools (Wheeler) ‒ Security Solutions (Lockdown) © 2022 American Outdoor Brands, Inc. All Rights Reserved 5 Q2 FY22 Net Sales Q2 FY23 Net Sales Outdoor Lifestyle 49.0% Shooting Sports 51.0% Outdoor Lifestyle 55.6% Shooting Sports 44.4% Outdoor Lifestyle Shooting Sports ($ in millions) $ $5.0 $10.0 $15.0 $20 0 $25.0 $30.0 $35.0 $24.7 $30.2 23% Growth $23.0 $24.2 5% Growth Q2FY20 Q2fy23

NEW: CALDWELL CLAYMORE CLAY TARGET THROWER AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) • FOOT PEDAL-POWERED, NO BATTERY REQUIRED TO OPERATE • 50 CLAY CAPACITY - MORE TIME SHOOTING, LESS TIME LOADING CLAYS • COMPACT FOLDING DESIGN FOR EASY TRANSPORTATION & STORAGE • SELECTABLE FLURRY MODE LAUNCHES CLAYS AS FAST AS YOU CAN STEP ON THE PEDAL patents: aob.com/patents LIGHTWEIGHT PORTABLE AWARD WINNING WATCH IN ACTION *NASGW 2022 BEST NEW ACCESSORY OF THE YEAR 2022 American Outdoor Brands, Inc. All Rights Reserved 6

GRILLA: EXCLUSIVE “TURN-KEY” OUTDOOR COOKING AOUT) AMERICAN OUTDOOR BRANDS (NASDAQ: ECOSYSTEM AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) All Major Outdoor Cooking Platforms Offered Designed with an Ecosystem in Mind Wifi Pellet Grills Gas Grills Griddles / Flat Tops “I have a [Silverbac] and Primate. I got the 3-piece kitchen but need to buy the corner and an additional 31-inch cabinet.” – Facebook Post from Grilla Customer (July 2022) Kamado Grills Pellet Smoker © 2022 American Outdoor Brands, Inc. All Rights Reserved 7

DTC-ONLY BRANDS DELIVERED NEARLY 10% OF Q2 NET SALES

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

... All Sold Direct-to-Consumer...


grilla grills
STOKE YOUR FIRE!
Everything you need to start your smoking passion.
CLICK HERE TO SHOP STARTER BUNDLES!


Silverbac Wood Pellet Grill Alpha Connect (WiFi)
$899.00
BUY NOW
Silverbac All-Terrain Alpha Connect - WiFi
$1,099.00
BUY NOW
Chimp Tailgater WiFi Wood Pellet Grill
$599.00
BUY NOW

... While Leveraging Complementary AOB Brand Audiences


MEAT! YOUR MAKER
grilla grills


UP TO
25% OFF
SITEWIDE

"I'm a big fan of meat your maker! High quality products like Grilla! Y'all need to jump on this deal."

- Facebook Post from Grilla Customer (May 2022)

© 2022 American Outdoor Brands, Inc. All Rights Reserved
8

GRILLA: OPPORTUNITY TO BECOME $100M+ REVENUE BRAND AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT) ~$1.8B * $693M * CY 21 $15M Potenti al $100M 1. Rapidly growing, “sticky” audienc 2. Disruptive new product pipeline 3. Recurring revenue base growth 4. Untapped distribution © 2022 American Outdoor Brands, Inc. All Rights Reserved 9 chimp Weber Traeger grilla grills * Trailing twelve-month net sales based on public company filings.

American Outdoor Brands TM “We leverage our culture of innovation to deliver solutions for consumers in the moments that matter”

AOUT’S value drivers Large, passion-driven industry Favorable macro trends (fishing, hunting, personal protection, shooting sports, camping, hiking, and outdoor cooking) Diverse portfolio of 21 early-stage consumer brands Innovative “Dock & Unlock” ™ formula fuels brand growth Leverageable model drives profitability Strong balance sheet supports organic growth & acquisitions American Outdoor Brands (NASDAQ: AOUT) 11 © 2022 American Outdoor Brands, Inc. All Rights Reserved

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

AMERICAN OUTDOOR BRANDS, INC. AT A GLANCE


AMERICAN


AMERICAN
OUTDOOR BRANDS
Nasdaq

TTM Net Sales	$214.1 million	**Growth Target**	$400M+
TTM Gross Profit Margin	45.4%	**Target Adj. EBITDAS Margin %**	Mid- to High-teens
TTM Adjusted EBITDAS	$21.6 million, or 10.1%	**Headquarters**	Columbia, Missouri
Net Debt	$3.6 million	**Fiscal Year End**	April 30
Net Debt / Adj. EBITDAS	~0.2x	**Employee Count**	296*

*At October 31, 2022

© 2022 American Outdoor Brands, Inc. All Rights Reserved
12

Large, passion-driven industry American Outdoor Brands (NASDAQ: AOUT) Hunting Fishing Camping Hiking Paddling Archery Shooting ~$90-100B U.S. Outdoor Recreation Market (a) Based on a 2017 report issued by the Outdoor Industry Association. 13 © 2022 American Outdoor Brands, Inc. All Rights Reserved

FAVORABLE OUTDOOR ACTIVITY MACRO TRENDS OUTDOOR PARTICIPATION TRENDS >50% of the U.S. Participates in Outdoor Recreational Activities American Outdoor Brands (NASDAQ: AOUT) ~9M Number of first-time camper households in 2021 (KOA) 14M New entrants per NSSF: 2020: 40% of 21M Adj NICS 2021: 30% of 18M Adj NICS ~3M More fishing licenses sold nationwide in 2020 than 2019, a 14% increase, according to the Recreational Boating and Fishing Foundation ~1M More hunters in 2020. The NSSF has indicated that hunting license sales have grown 7.5% vs. 2019. This could mean 1M new hunters entered the market in 2020 # of Participants (Millions) % of US population # of Participants (Millions) % of US population Source: Outdoor Industry Association report published August 2022 14 © 2022 American Outdoor Brands, Inc. All Rights Reserved

DIVERSE PORTFOLIO OF 21 EARLY-STAGE CONSUMER BRANDS

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)



Grilla
Modular Outdoor Kitchen



Schrade
Slyte USA Made Knife Line



OLD TIMER
Trail Boss Hunting Knives



Hooyman
Lithium-Ion 24v Spreader



BOG
Sherpa
ALL-IN-ONE
Optics, Camera & Shooting Rest tripod



Grilla
Silverbac AT Pellet Grill



BUBBA
Fishing Rods



BUBBA
Smart Fish Scale and Fishing App



MEAT!
Dual-Grind Grinders



MEAT!
Butcher Knife Set



SCHRADE IMPERIAL
ust
BUBBA
grilla grills
IN THE WILD
AT THE CAMPSITE
WATER TO PLATE
IN THE BACKYARD
Hooyman
OLD TIMER
BOG
Uncle Henry
MEAT!
ON THE LAND
AT THE RANCH
ON THE HUNT
FIELD TO TABLE
ADVENTURER
HARVESTER
DEFENDER
MARKSMAN
LASERLYTE
FOR TRAINING
FOR PROTECTION
FOR HERITAGE
FOR PEACE OF MIND
M&P
LOCKDOWN
CALDWELL
AT THE RANGE
IN THE SHOP
AT THE BENCH
WHEELER
TIPTON
FRANKFORD ARSENAL



Crimson Trace
LPVO Scope Line



Smith & Wesson
Throwing Knives and Axes



Caldwell
Claymore Clay Target Thrower



Frankford Arsenal
X-10 Progressive Reloading Press



Lockdown
Securewall Organizational Systems



Crimson Trace
HRO Red Dot Sight



Lockdown
In-Plain-Sight Concealment Shelves



Caldwell
E-Max Shadow Pro Hearing Protection



Tipton
Ultra Gun Vise



Wheeler
F.A.T. Stix Torque Setting Tools

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

© 2022 American Outdoor Brands, Inc. All Rights Reserved
15

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

TWO CATEGORIES: OUTDOOR LIFESTYLE & SHOOTING SPORTS

	Brand	Outdoor Lifestyle	Shooting Sports	Illustrative Products
Adventurer	BUBBA	●	○	Fillet knives, fishing rods, fishing tools, kitchen cutlery, apparel
	grilla grills	●	○	Grills, smokers, outdoor kitchens, pellets, & accessories
	IMPERIAL	●	○	Folding, fixed-blade knives
	SCHRADE	●	○	Folding & fixed-blade knives, multi-tools, adventure equipment
	ust	●	○	Tents, sleeping bags, mattress pads, camping tools and accessories
Harvester	BOG	●	○	Hunting rests, ground blinds, chairs, game cameras
	Hooyman	●	○	Land management: rakes, shovels, pruning tools, tree saws
	MEAT!	●	○	Meat grinders, slicers, dehydrators
	OLD TIMER	●	○	Folding, fixed-blade, & fillet knives
	Thompson/Center Accessories	●	○	Hunting bags & protective cases, binoculars, hunting accessories
	Uncle Henry	●	○	Folding, fixed-blade, & hunting knives
Marksman	CALDWELL	○	●	Range Gear: Shooting rests, targets, hearing & eye protection
	FRANKFORD ARSENAL	○	●	Reloading equipment
	TIPTON	○	●	Gun vises, cleaning supplies
	WHEELER	○	●	Gunsmithing and other tools
Defender	CRIMSON TRACE	○	●	Scopes, lasers, red dot sights
	LASERLYTE	○	●	Laser training devices
	LOCKDOWN	○	●	Vault organization, logic-enabled vault doors and security monitoring, cable locks
	M&P by Smith&Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases
	Performance Center by Smith&Wesson	○	●	Gun cases and cleaning kits
	Smith&Wesson	◕	◔	Folding & fixed-blade knives, tools, protective gun cases, parts kits

Note: American Outdoor Brands, Inc. licenses the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which are owned by Smith & Wesson Brands, Inc. and are exclusively licensed to American Outdoor Brands, Inc..

© 2022 American Outdoor Brands, Inc. All Rights Reserved

16

strong presence in traditional and e-comm channels American Outdoor Brands (NASDAQ: AOUT) National Retailers Home, Farm, Automotive Distributors & Buying Groups OEM Online Retailers DTC Websites Traditional Channels E-commerce Channels $117.6M $96.5M 54.9% 45.1% (Q2 FY23 TTM Net Sales = $214.1 Million) Note: Customers shown are for illustrative purposes 17 © 2022 American Outdoor Brands, Inc. All Rights Reserved

American Outdoor Brands (NASDAQ: AOUT) THE “DOCK AND UNLOCK”TM FORMULA Brand A x AOB Dock (Strategy + Resources)  = Brand A + ∞ Unlocked Potential Marksman Harvester Defender Adventurer Using our "Dock and Unlock”TM formula, we leverage our brand lanes to reframe our brands’ growth potential Thereby creating “Permission to Play" in new product categories and establishing entrance into wholly new, large addressable markets Resulting in a family of brands with significant runway for growth, TAKING BRANDS “FROM NICHE TO KNOWN”TM ADVENTURER HARVESTER MARKSMAN DEFENDER 18 © 2022 American Outdoor Brands, Inc. All Rights Reserved

American Outdoor Brands (NASDAQ: AOUT) “DOCK & UNLOCK”TM CASE STUDY Our Brand Lane structure and product development capabilities allow us to create wholly new brands that have the potential to deliver strong, incremental, organic growth. TTM October Net Sales $8.7M 124.2% Net Sales Growth TTM FY23 vs TTM FY22 MEAT! Concept Developed internally Brand Launched $1M in Net Sales FY19 FY20 FY21 FY22 FY23 Net Sales – 100% DTC 19 © 2022 American Outdoor Brands, Inc. All Rights Reserved

American Outdoor Brands (NASDAQ: AOUT) “DOCK & UNLOCK”TM CASE STUDY After repositioning the brand from “Bubba Blade” to “BUBBA,” we unlocked the brand’s “Permission to Play“ potential, accessing a wider audience, and expanding beyond the original saltwater fillet knife category into a multitude of diverse “water to plate” lifestyle products. 4.4x FY22 net sales growth compared to first year of acquisition* NEW Upcoming in FY23: BUBBA Electric Fish Scale (EFS) Scan to learn more *TTM August 2018 FILLET ELECTRIC RODS STORAGE KITCHEN SERIES FILLET TACKLE MANAGEMENT APPAREL LANDING Original niche: Fillet knives 20 © 2022 American Outdoor Brands, Inc. All Rights Reserved

Brand “permission to play” drives growth potential American Outdoor Brands (NASDAQ: AOUT) ‘Docked’ Brand Lifestyle Supported (“Moments that Matter”) Growth Opportunities New Distribution Expand Market Share New Categories New Consumer Markets In the Wild In the Wild At the Campsite Water to Plate In the Backyard On the Land At the Ranch On the Hunt On the Hunt On the Hunt Field to Table Adventures Harverster Marksman Deafender ‘Docked’ Brand Lifestyle Supported (“Moments that Matter”) Growth Opportunities New Distribution Expand Market Share New Categories New Consumer Markets At the Range In the Shop In the Shop At the Bench For Peace of Mind For Heritage For Heritage For Heritage For Protection For Training SCHRADE IMPERIAL CALDWELL TIPTON 2020 © 2022 American Outdoor Brands, Inc. All Rights Reserved 21

Leverageable model drives profitability net sales & Gross Margin 65% Growth 48% Growth $177.4 $167.4 $276.7 $247.5 47.1% 42.4% 45.8% 46.2% FY2019 FY2020 FY2021 FY2022 Long-term growth driven by leveraging brand lane platforms "Dock & Unlock”TM strategy allows for expansion into new product categories providing AOUT’s young brands with significant runway for growth Long-term gross margins supported by new product launches, stabilized from tariff impacts Q2 FY23: Net sales +14% vs. Q2 FY20 (pre-pandemic) Q2 Update $70.8 S54.4 46.7% 47.7% Q2 FY22 Q2 FY23 Adj. EBITDAS & adj. ebitdas Margin 285% Growth 185% Growth $23.6 $12.3 $47.3 $35.0 13.3% 7.3% 17.1% 14.2% FY2019 FY2020 FY2021 FY2022 Leverage of fixed G&A costs, brand lanes and e-commerce investments expected to yield significant EBITDAS contribution as the business scales Long-term Adj. EBITDAS target margin – mid to high teens Q2 FY23: Effectively consolidated Crimson Trace and Grilla Grills operations providing net cost savings of ~$1.5M on an annualized basis Q2 Update $11.7 $6.4 16.5% 11.8% Q2 FY22 Q2 FY23 Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, goodwill impairment, and stock compensation expense and excludes certain items we consider non-routine. See slide 27 for a reconciliation of Adjusted EBITDAS. Financials for FY2019 include activity for the period subsequent to the acquisition of LaserLyte. Financials for FY2022 include activity for the period subsequent to the acquisition of Grilla Grills. American Outdoor Brands (NASDAQ: © 2022 American Outdoor Brands, Inc. All Rights Reserved 22

Long-term financial targets Long-Term Long-Term Drivers Net Sales(1) Path to $400M+ Expand market share New product categories New consumer markets New distribution Adjusted EBITDAS Mid to high teens % High level of operating leverage from existing brand lane platform Adjusted EBITDAS margins expected to increase with net sales growth Capital Expenditures N/A Long-term will primarily be maintenance capex related to product tooling Note: Long-term financial targets per AOUT Management's estimates is based on information available to Management at the time presented and is subject to change in the future especially in light of the difficulty in assessing and predicting with precision any market dynamics and changes which are beyond Management's knowledge and control. Please see also reference to other factors that could change Management's estimates in the Legal Safe Harbor on Slide 2 of this presentation. American Outdoor Brands (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 23

STRONG BALANCE SHEET SUPPORTS ORGANIC GROWTH & ACQUISITIONS

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

BALANCE SHEET AS OF OCTOBER 31, 2022

Assets ($M)	
Cash	$16.4
Other Current Assets	156.5
Intangibles	58.1
PP&E	10.2
Other Assets	25.3
Total Assets	**$266.5**
Liabilities & Equity ($M)	
Current Liabilities	$23.6
Bank Debt*	20.0
Other Liabilities	24.1
Total Liabilities	**$67.7**
Stockholders' Equity	**$198.8**
Total Liabilities & Equity	**$266.5**

- ✓ Significant liquidity (up to ~$72M available capital)
- ✓ $75M asset-based revolving credit facility, expandable by $15M
- ✓ Virtually zero net debt leverage
- ✓ Strong annual free cash flow generation
- ✓ Dry powder available for strategic acquisitions

IDEAL ACQUISITION CRITERIA

- ✓ "Dock & Unlock"™ Friendly via Brand Lane Structure
- ✓ "Niche to Known"™ Opportunity (Runway for Growth)
- ✓ Large, Addressable Markets
- ✓ Low Complexity
- ✓ Further Diversifies Supply Chain

* Additional $10M paid down in November 2022 leaving balance of $10M outstanding

© 2022 American Outdoor Brands, Inc. All Rights Reserved
24

AMERICAN OUTDOOR BRANDS Appendix Follows

Experienced Leadership BRIAN D. MURPHY President & Chief Executive Officer Lead execution of AOUT’s “Dock & Unlock”TM strategy as part of expansion into new outdoor product categories and markets Experienced leader with ability to motivate teams, build and run business operations, and apply transactional and industry experience Significant M&A and financial experience with publicly traded companies HOUIHAN LOKEY McMASTER-CARR Orbital ATK VISTA OUTDOOR Smith&Wesson H. ANDREW FULMER, CPA Chief Financial Officer Extensive financial experience with the company, and played key role in the development and execution of the company’s long-term acquisition strategy Led the company’s strategic planning process and developed procedures for acquisition-related financial modeling, due diligence, internal controls, and integration pwc Smith&Wesson American Outdoor Brands (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 26

NON-GAAP FINANCIAL MEASURES In this presentation, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP income per share diluted,” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time-to-time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) facility consolidation costs, (iv) technology implementation, (v) acquisition costs, (vi) stockholder cooperation agreement costs, (vii) income tax adjustments, (viii) interest expense, (ix) income tax expense, and (x) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis. American Outdoor Brands (NASDAQ: AOUT) © 2022 American Outdoor Brands, Inc. All Rights Reserved 27

Q2 non-gaap adjusted ebitdas reconciliation AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited) For the Three Months Ended October 31, For the Six Months Ended October 31, 2022 2021 2022 2021 GAAP net income/(loss) $370 4,583 (5,325) 8,040 Interest expense 242 53 428 99 Income tax (benefit)/expense (161) 1,284 28 2,133 Depreciation and amortization 4,110 4,207 8,272 8,386 Stock compensation 1,121 664 1,835 1,416 Technology implementation 273 887 1,042 1,159 Acquisition costs — — 47 — Facility consolidation costs 292 — 292 — Stockholder cooperation agreement costs 167 — 1,177 — Other — 18 — 18 Non-GAAP Adjusted EBITDAS $6,414 $11,696 $7,796 $21,251 Adjusted EBITDAS Margin 11.8 16.5 7.9% 16.2% American Outdoor Brands (NASDAQ: AOUT © 2022 American Outdoor Brands, Inc. All Rights Reserved 28

Q2 - gaap Income statement AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (Unaudited) For the Three Months Ended October 31, For the Six Months Ended October 31 2022 2021 2022 2021 Net sales Cost of sales Gross profit Operating expenses: Research and development Selling, marketing, and distribution General and administrative Total operating expenses Operating (loss)/income Other income, net: Other income, net Interest expense, net Total other income, net Income/(loss) from operations before income taxes Income tax (benefit)/expense Net income/(loss) Net income/(loss) per share: Basic Diluted Weighted average number of common shares outstanding: Basic Diluted $54,436 $70,760 $98,112 $131,528 28,474 37,723 53,111 69,508 25,962 33,037 45,001 62,020 1,557 1,457 3,313 2,977 13,924 15,664 25,704 28,864 10,615 10,615 21,679 20,654 26,096 27,736 50,696 52,495 (134) 5,301 (5,695) 9,525 585 619 826 747 (242) (53) (428) (99) 343 566 398 648 209 5,867 (5,297) 10,173 (161) 1,284 28 2,133 $370 $4,583 $(5,325) $8,040 $0.03 $0.32 $(0.40) $0.57 $0.03 $0.32 $(0.40) $0.56 13,465 14,135 13,454 14,109 13,589 14,348 13,454 14,369 © 2022 American Outdoor Brands, Inc. All Rights Reserved 29

Q2 non-GAAP income statement American Outdoor Brands (NASDAQ: AOUT) AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF OPERATIONS – Non GAAP (in thousands, except per share data) For the three Months Ended October 31, 2022 2021 For the Six Months Ended October 31, 2022 2021 (Unaudited) Net Sales Cost of sales Gross profit Operating expenses: Research and development Selling marketing and distribution General and administrative Total operating expenses Operating income Other income, net: Other Income , net Interest expense, net Total other income, net Income from operations before income taxes Income tax expense Net income Net income per share Basic Diluted Weighted average number of common share outstanding: Basic Diluted $54,436 28,316 26,120 1,557 13,924 5,846 21,327 4,793 585 (242) 343 5,136 1,181 $3,955 $0.29 $0.29 13,465 13,589 $70,760 37,723 33,037 1,457 15,664 5,618 22,739 10,298 619 (53) 566 10,864 2,533 $8,331 $0.59 $0.58 14,135 14,348 $98,112 52,953 45,159 3,313 25,704 11,294 40,311 4,848 826 (428) 398 5,246 1,207 $4,039 $0.30 $0.30 13,454 13,642 $131,528 69,508 62,020 2,977 28,864 11,205 43,046 18,974 747 (99) 648 19,622 4,495 $15,127 $1.07 $1.05 14,109 14,369 © 2022 American Outdoor Brands, Inc. All Rights Reserved 30

AMERICAN OUTDOOR BRANDS